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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 2, 2006

                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                     0-6511                    73-0728053
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                        151 Graham Road
                         P.O. Box 9010
                   College Station, Texas                       77842-9010
          --------------------------------------                ----------
         (Address of principal executive office)                (Zip Code)


                                  (979) 690-1711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 -- Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement

Fiscal 2006 Base Salaries. Retroactively effective starting with the pay period beginning January 2, 2006, the Compensation Committee has approved base salary increases for O.I. Corporation's named executive officers. Such base salaries represent an increase of approximately 11% percent for Mr. Botts, approximately 10% percent for Dr. Segers, and approximately 17.6% percent for Mr. Diaz over such individuals' base salaries for 2005. The respective increases were communicated to Mr. Botts on March 2, 2006, Mr. Segers on March 3, 2006 and Mr. Diaz on March 2, 2006.

----------------------- ----------------------------------------------------------------------- ----------------
                                                                                                2006
Name                    Title                                                                   Base Salary
----------------------- ----------------------------------------------------------------------- ----------------
William W. Botts        Chairman, President and Chief Executive Officer                         $250,000
----------------------- ----------------------------------------------------------------------- ----------------
Donald P. Segers        Vice President-General Manager                                          $170,000
----------------------- ----------------------------------------------------------------------- ----------------
Juan M. Diaz            Vice President-Corporate Controller-Principal Financial Officer         $100,000
----------------------- ----------------------------------------------------------------------- ----------------

With respect to Mr. Botts, such increase is consistent with the terms of his employment contract that has been previously filed as Exhibit 10.3 to the Company's annual report on Form 10-K for the year ended December 31, 1996." With respect to Dr. Segers and Mr. Diaz, such increases are not otherwise set forth in any written agreements between O.I. Corporation and Dr. Segers or Mr. Diaz.

Fiscal 2005 Performance Related Bonuses. At a meeting on March 4, 2006, the Compensation Committee approved performances bonuses for certain O.I. Corporation named executive officers. Such awards were based on, among other considerations, the Company's financial performance in 2005 and the Committee's assessment of the individual's job performance. The fiscal 2005 performance bonuses are not otherwise set forth in any written agreements between O.I. Corporation and the named executive officers.

------------------------ ----------------------------------------------------------------------- --------------
                                                                                                 2005
Name                     Title                                                                   Bonus
------------------------ ----------------------------------------------------------------------- --------------
Donald P. Segers         Vice President-General Manager                                          $80,000
------------------------ ----------------------------------------------------------------------- --------------
Juan M. Diaz             Vice President-Corporate Controller-Principal Financial Officer         $40,000
------------------------ ----------------------------------------------------------------------- --------------

      The Compensation Committee postponed the determination of a bonus for the CEO until a compensation consultant could be retained to evaluate the past compensation of Mr. Botts and make a recommendation.

      Additionally, other executive officers were awarded bonuses totaling, in the aggregate, $7,000, by the Committee.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            O. I. CORPORATION


Date: March 8, 2006                         /s/ William W. Botts
                                            --------------------------------
                                            Name:  William W. Botts
                                            Title: President/CEO